UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2016 (June 3, 2016)

Calpian, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Texas	000-53997	20-8592825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 758-8600

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 9, 2016, 2014, Calpian, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”). The Original Form 8-K was inadvertently filed without all intended exhibits and this Current Report on Form 8-K/A is being filed to amend, restate and replace in its entirety the Original Form 8-K.

Item 1.01    Entry into a Material Definitive Agreement.
Item 3.02    Unregistered Sales of Equity Securities.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series D Convertible Preferred Stock

On June 3, 2016, the Company filed a Resolution Relating to a Series of Shares (the “Resolution”), which Resolution increased the designated class of the Company Series D Convertible Preferred Stock (“Series D Preferred”) size from 2,000 to 2,200 shares. The Company has accepted, from accredited investors, subscription agreements (“Subscription Agreements”) for an aggregate of 2,142 units (“Units”), of which 140 units remain unfunded, for an aggregate purchase price of $2,141,535. Each Unit consists, but need not remain a unit, of (i) one share of Series D Preferred, and (ii) a 5 year warrant to purchase Two Hundred Fifty (250) shares of Common Stock at an exercise price of $0.75 per share (“Warrants”). Accordingly, pursuant to the Subscription Agreements, the Company sold an aggregate of 2,141 shares of Series D Preferred and an aggregate of 535,384. Warrants, the proceeds from which the Company has and will use for general corporate purposes. The offer and sale of the securities were made in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act.

The foregoing summary of the Series D Certificate of Designation, Subscription Agreements and Warrants does not purport to be complete and is qualified in its entirety by reference to the text of the Series D Certificate of Designation, Subscription Agreements and Warrants, which are filed as exhibits herewith.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
3.1	Resolution Relating to a Series D Convertible Preferred Stock
3.2	Certificate of Designation of Series D Convertible Preferred Stock, incorporated herein by reference to the Current Report on Form 8-K filed with the SEC on December 23, 2015
10.1	Form of Subscription Agreement
10.2	Form of Warrant to Purchase Common Stock

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CALPIAN, INC.

Date: June 22, 2016	By:	/s/ Scott S. Arey
Scott S. Arey Chief Financial Officer

EXHIBITS

Exhibit No.	Description
3.1	Resolution Relating to a Series D Convertible Preferred Stock
3.2	Certificate of Designation of Series D Convertible Preferred Stock, incorporated herein by reference to the Current Report on Form 8-K filed with the SEC on December 23, 2015
10.1	Form of Subscription Agreement
10.2	Form of Warrant to Purchase Common Stock